COMMUNITY CAPITAL TRUST THE COMMUNITY REINVESTMENT ACT QUALIFIED INVESTMENT FUND (THE “FUND” OR THE “CRA FUND®”)

INSTITUTIONAL SHARES (CRANX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at https://www.ccminvests.com/strategies/cra-qualified-investment-fund/cra-qualified-investment-fund-institutional-shares-cranx/. You can also get this information at no cost by calling 1-877-272-1977 or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated October 1, 2019, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated May 31, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be available on the Fund’s website (www.ccminvests.com), and each time a report is posted you will be notified by mail and provided with a website address to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 1-877-272-1977 or electronically by emailing erequests@ccminvests.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-272-0007 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Community Capital Trust funds held in your account if you invest through a financial intermediary or all Community Capital Trust funds held with the fund complex if you invest directly with the Fund.

CRA Fund® Summary Prospectus

This Summary Prospectus describes the Institutional Shares of the CRA Fund®. The CRA Fund® is a series of Community Capital Trust (the “Trust”).

FUND SUMMARY

Investment Objective

The Fund’s investment objective is to provide (1) a high level of current income consistent with the preservation of capital and (2) investments that will be deemed to be qualified under the Community Reinvestment Act of 1977, as amended (the “CRA”). The CRA is intended to encourage depository institutions to help meet credit needs of their entire communities, including low- and moderate-income neighborhoods, and CRA regulators encourage institutions to make sustainable, responsible and impactful investments.

Fees and Expenses of the CRA Fund®

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee	NONE
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.48%

Example

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and then redeem all your Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategy

The Fund’s principal investment strategy is to invest in debt securities and other debt instruments that will cause shares of the Fund to be deemed to be qualified under the CRA, so that financial institutions that are subject to the CRA may receive investment test or similar credit under the CRA with respect to shares of the Fund held by them.

The Fund’s investments may also be considered sustainable, responsible and impactful investments, including investments that invest in specific geographic regions or meet the following targeted impact themes: affordable health/rehab care; affordable housing; arts and culture; disaster recovery; economic inclusion; education and childcare; enterprise development and jobs; environmental sustainability; gender lens; government supported communities; healthy communities; human empowerment; minority advancement; neighborhood revitalization; rural community development; seniors and disabled; sustainable agriculture; and transit-oriented development (each, an “Impact Theme” and collectively, “Impact Themes”).

Not all of the investors in the Fund are subject to CRA requirements but may be seeking exposure to specific geographic regions or Impact Themes. Investors that are not subject to CRA requirements do not receive CRA credit for their investments.

Under normal circumstances, the Fund will invest primarily in (1) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”) and (2) other securities that have a rating at the time of purchase in the highest category assigned by a nationally recognized statistical rating organization (“Rating Agency”), for example AAA by S&P Global Ratings and/or Aaa by Moody’s Investors Service, Inc., or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings.

Under normal circumstances, the Fund may also invest up to 25% of its net assets in investment grade securities that are rated in the second or third highest rating categories assigned by a Rating Agency at the time of purchase, or which are deemed by the Fund’s investment adviser to be of comparable quality to securities so rated, or which are credit-enhanced by one or more entities with one of the above credit ratings. U.S. Government Securities are not subject to the foregoing 25% limitation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in debt securities and other debt instruments that the Fund’s investment advisor believes will be CRA-qualifying. The Fund will provide shareholders at least 60 days’ notice prior to a change in this policy. Such securities would include single-family, multi-family and economic development loan-backed securities. As a result, the Fund will invest a significant amount of its assets in securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan

CRA Fund® Summary Prospectus

Mortgage Corporation (“Freddie Mac”), and Government National Mortgage Association (“Ginnie Mae”). The Fund may also invest in certain securities issued by the Small Business Administration and other U.S. Government agencies, authorities, instrumentalities and sponsored enterprises.

The Fund may invest a significant amount of its assets in taxable municipal bonds whose primary purpose is community development. The Fund may also invest in tax-exempt municipal securities.

The Fund may also invest in asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets.

Principal Risks

The Fund’s investment advisor believes that shares of the Fund will be deemed qualified investments under the CRA and will cause financial institutions to receive CRA consideration with respect to shares of the Fund owned by them. The Fund’s goal of holding debt securities and other debt instruments that will allow shares of the Fund to be deemed qualified under the CRA will cause the Fund’s investment advisor to take this factor into account in determining which debt securities or other debt instruments the Fund will purchase and sell. Accordingly, portfolio decisions will not be exclusively based on the investment characteristics of the securities or instruments, which may or may not have an adverse effect on the Fund’s investment performance. For example, the Fund may hold short-term investments that produce relatively low yields pending the selection of long-term investments believed to be CRA-qualified. In addition, the Fund may sell investments for CRA purposes at times when such sales may not be desirable for investment purposes. Such sales could occur, for example, if a financial institution redeems its shares of the Fund, or if investments that have been explicitly earmarked for CRA-qualifying purposes to specific financial institution shareholders are ultimately determined not to be, or to have ceased to be, CRA-qualifying.

Generally, the prices of fixed income debt securities tend to move in the opposite direction of interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or private entities.

Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. When this occurs, the Fund may lose a portion of its principal investment to the extent the Fund paid any premium for a security. In addition, the Fund’s yield may be affected by reinvestment of prepayments at lower rates than the original investment.

Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S.

Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Certain of the government agency securities the Fund may purchase are backed only by the credit of the government agency and not by full faith and credit of the United States.

Asset-backed securities represent interests in pools of assets such as mortgages, commercial or consumer loans, or receivables and other financial assets. Asset-backed securities are subject to credit, interest rate, prepayment, extension, valuation and liquidity risk. These securities, in most cases, are not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Those asset-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities.

The Fund may sell securities that it has held for less than one year. When it does so, the Fund may realize short-term capital gains, which are taxed at higher rates than long-term capital gains.

Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

All mutual funds are affected by changes in the economy and swings in investment markets. You could lose money if the Fund’s investments fall in value.

The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (NAV) and liquidity. Such sales may also accelerate the increase of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

CRA Fund® Summary Prospectus

Performance Information

The following bar chart and table provide an indication of the risks of investing in the Fund by showing: a) the performance of the Fund’s Institutional Shares from year to year; and b) how the average annual returns for the Fund’s Institutional Shares compare to those of a broad-based securities market index. The Institutional Shares inception date was March 2, 2007.

The bar chart and performance table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Fund’s performance would be reduced. Updated performance information may be obtained at ccminvests.com or 1-877-272-1977.

The bar chart shows the performance of the Fund from year to year.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31, 2018

Best Quarter:	Q3	09/30/2011	3.45%
Worst Quarter:	Q2	06/30/2013	(2.64)%

Year to date total return for the six months ended June 30, 2019 was 4.17%.

The table shows the average annual total returns for the Fund’s Institutional Shares for the periods ended December 31, 2018 as compared to a broad-based securities market index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/18

Institutional Shares	One Year	Five Years	Ten Years
Returns Before Taxes	0.56%	2.28%	2.99%
Returns After Taxes on Distributions	(0.46)%	1.15%	1.76%
Returns After Taxes on Distributions and Sale of Fund Shares	0.34%	1.23%	1.81%
Bloomberg Barclays Intermediate U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	0.92%	2.09%	3.13%

Investment Advisor and Portfolio Managers

Community Capital Management, Inc. (the “Advisor”), serves as the investment advisor to the Fund. Elliot Gilfarb, CFA, Head of Fixed Income of the Advisor, and Andy Kaufman, Chief Investment Officer of the Advisor, each serve as a Senior Portfolio Manager of the Fund. Julie Egan, Director of Municipal Research, serves as a Portfolio Manager of the Fund. Mr. Gilfarb has been a Portfolio Manager of the Fund since 2012, Mr. Kaufman has been a Portfolio Manager of the Fund since 2015 and Ms. Egan has been a Portfolio Manager of the Fund since 2009.

Purchase, Sale and Exchange of Fund Shares

Institutional Shares of the Fund are available for purchase by (1) corporations, partnerships, business trusts, pension and retirement plans, and other institutions and organizations acting on their own behalf or on behalf of customers or other beneficial owners, (2) the Trustees and officers of the Trust, and (3) directors, officers and employees of the Advisor. Institutional Shares of the Fund are not an appropriate investment for financial institutions seeking positive CRA consideration with respect to shares of the Fund owned by them but may be appropriate for investors seeking exposure to Impact Themes or specific geographic region(s).

If you are considering investing in Institutional Shares of the Fund, contact the Fund’s transfer agent toll-free at 1-888-272-0007. The transfer agent will provide information concerning your investment options and can provide all materials and procedures required to open an account. New accounts can be opened directly with the Fund by wire transfer, by check purchase or through an exchange of securities. These options are also available to existing shareholders.

The minimum initial investment for Institutional Shares is $100,000. The Fund reserves the right to waive this minimum initial investment for any purchase. There is no minimum requirement for subsequent purchases.

You may sell (redeem) your Institutional Shares on any day when both the New York Stock Exchange and the Fund’s custodian are open for business (“Business Day”). Redemption requests may be in writing and sent to The CRA Qualified Investment Fund, P.O. Box 588, Portland, ME 04112, or by telephone at 1-888-272-0007.

Holders of Institutional Shares of the Fund may exchange their Institutional Shares for Retail Shares of the Fund. The Institutional Shares being exchanged must have a value of at least $2,500, although the Fund reserves the right to waive this minimum for any exchange. Investors who purchased their Institutional Shares directly from the Fund should call the Fund’s transfer agent at 1-888-272-0007 for information on exchanging their Institutional Shares. Investors who purchased their Institutional Shares through a financial intermediary should contact their financial intermediary for information on exchanging their Institutional Shares.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred arrangements.

CRA Fund® Summary Prospectus

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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CRA Fund® Summary Prospectus

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